Stable Value Fund	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Schedule of Asset Held for Investment [Line Items]
Stable Value Fund	Stable Value Fund
The Plan holds investments in the Galliard Stable Value Fund (the “Fund”). The Fund is exclusively managed for the Plan and all underlying investments are held directly by the Plan. The Fund primarily invests in security-backed (synthetic) GICs that meet the fully benefit‐responsive investment contract (“FBRIC”) criteria and, therefore, are reported at contract value. Contract value is the relevant measure for FBRICs because this is the amount received by participants when they initiate permitted transactions under the terms of the Plan. Contract value represents contributions made under each contract, plus earnings, less withdrawals and administrative expenses. The Fund also invests in Short Term Investment Fund II, which invests in highly liquid assets used for daily liquidity needs, and therefore is reported at fair value. See Note 3, Fair Value Measurements, for additional information.
Synthetic GICs are issued by insurance companies or other financial institutions, backed by a portfolio of bonds. The bond portfolio is owned directly by the Plan. The issuer guarantees that all qualified participant withdrawals will be at contract value and that the crediting rate applied will not be less than 0%. Crediting rates are typically reset quarterly to account for the difference between the contract value and the fair value of the underlying portfolio.
If the Plan defaults in its obligations under the contract (including the issuer’s determination that the agreement constitutes a nonexempt prohibited transaction as defined under ERISA), and such default is not corrected within the time permitted by the contract, then the contract may be terminated by the issuer and the Plan will receive the fair value as of the date of termination. Each contract recognizes certain “events of default” which can invalidate the contracts’ coverage. Among these are investments outside of the range of instruments which are permitted under the investment guidelines contained in the investment contract, fraudulent or other material misrepresentations made to the issuer, changes of control of the investment adviser not approved by the contract issuer, changes in certain key regulatory requirements, or failure of the Plan to be tax qualified.
The contracts also generally provide for withdrawals associated with certain events which are not in the ordinary course of Plan operations. These withdrawals are paid with a market value adjustment applied to the withdrawal as defined in the investment contract. Each contract issuer specifies the events which may trigger a market value adjustment; however, such events may include, but not be limited to, the following:
•material amendments to the Plan’s structure or administration;
•complete or partial termination of the Plan, including a merger with another plan;
•the failure of the Plan to qualify for exemption from federal income taxes or any required prohibited transaction exemption under ERISA;
•the redemption of all or a portion of the interests in the Plan at the direction of the plan sponsor, including withdrawals due to the removal of a specifically identifiable group of employees from coverage under the plan (such as a group layoff or early retirement incentive program), the closing or sale of a subsidiary, employing unit, or affiliate, the bankruptcy or insolvency of the plan sponsor, the merger of the plan with another plan, or the plan sponsor’s establishment of another tax qualified defined contribution plan;
•any change in law, regulation, ruling, administrative or judicial position, or accounting requirement, applicable to the Plan;
•changes to competing investment options; and
•the delivery of any communication to plan participants designed to influence a participant not to invest in the stable value option.
At this time, the occurrence of any event that would result in a market value adjustment is not probable.